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             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549



                          FORM 8-K


                       CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF
             THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported) September 30, 1997




              Interactive Entertainment Limited
          ( formerly Sky Games International Ltd.)
   (Exact name of registrant as specified in its charter)



       Bermuda               0-22622             98-0170199
   (State or other      (Commission File        (IRS Employer
   Jurisdiction of           Number)           Identification
    incorporation)                                 Number)



                     845 Crossover Lane
                         Suite D-215
                  Memphis, Tennessee 38117
                       (901) 537-3800
               (Address, including zip code,
         and telephone number, including area code,
        of registrant s principal executive offices)
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ITEM 9.   Sales of Equity Securities Pursuant to Regulation S.

     On  September  30,   1997,  Interactive   Entertainment
Limited ( IEL ) closed the sale of a $300,000.00 8% convertible debenture due September 30, 1999 and payable to Banque Franck, S.A. (the Debenture ). Up to 50% of the original principal amount of the Debenture is convertible into common stock, par value $.01 per share of IEL (the Common Stock ) at any time after 45 days, and after 60 days any or all of the Debenture is convertible into Common Stock, in either case, at the lower of (i) 77.5% of the average of the closing bid prices of the Common Stock for the five trading days immediately preceding the date of conversion or (ii) 85% of the average of the closing bid prices of the Common Stock for the five trading days immediately preceding the execution by Banque Franck, S.A. of its subscription for the Debenture. Accrued and unpaid interest is subject to conversion at the option of IEL. There is no broker or underwriter for the placement of the Debenture. The Debenture was placed in reliance on the exemption from registration under the Securities Act of 1933 (the "Act") provided by Regulation S promulgated under the Act. The facts making the exemption from registration available are:

     1. The buyer is not a natural person and is not organized under the laws of any jurisdiction within the United States, was not formed by a U.S. Person for the purpose of investing in Regulation S securities and is not otherwise a U.S. Person. The buyer is not an affiliate of the Issuer.

     2. At the time the buy order originated, the buyer was outside the United States.

     3.   No offer to purchase  the Debentures or the Common
Stock upon conversion of the Debentures was made by the buyer in the United States.

     4. The buyer, its affiliates and any person acting on behalf of the buyer or any such affiliates (i) has not conducted any directed selling efforts with respect to the Debentures or the Common Stock, (ii) has not conducted any general solicitation relating to the offer or sale of any Debentures in the United States and has complied with all other applicable requirements of Regulation S.

     5.   IEL is a reporting issuer.

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     6.   Offering Restrictions have been implemented.

     7. None of the Debentures or Common Stock have been or will be offered or sold by the buyer to, or for the account or benefit of, a U.S. Person or within the United
States until the end of the 40 day Restricted Period.

     8. The buyer has represented that it will take all reasonable steps to ensure its compliance with Regulation S and shall promptly send to any person acting as a distributor, dealer or a person receiving a selling concession, fee or other remuneration purchasing the Debentures or the Common Stock prior to the expiration of the Restricted Period, a confirmation or other notice stating that the investor is subject to the same restrictions on offers and sales as the buyer pursuant to
 Section 901(c)(2)(iv) of Regulation S.



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                         SIGNATURES



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         INTERACTIVE ENTERTAINMENT LIMITED



October 14, 1997         By:  /s/ David B. Lamm
                              David S. Lamm
                              Chief Financial Officer,
                              Secretary and Treasurer